[BORDER IS AROUND STOCK CERTIFICATE]

                         INCORPORATED UNDER THE LAWS OF
                                     NEVADA

No. XXXX          Shares -- XXXX

                          MOBILE DESIGN CONCEPTS, INC.

                  Authorized: 50,000,000 Shares of Common Stock

     This Certifies that XXXXX SPECIMEN XXXXXXXX is the owner of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX Shares of the Capital Stock of
                          Mobile Design Concepts, Inc.
transferable only on the Books of the Corporation by the holder hereof in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

In Witness Whereof, the duly authorized officers of the Corporation have hereunto subscribed their names and caused the Corporate Seal to be hereto affixed at Salt Lake City, Utah
This XXXXXXXXXXXXXX day of XXXXXXXXXXXXXXXXXXXXXXXXX, A.D. WWWW

     Steven N. Bednarik              Steven N. Bednarik
     President                       Secretary

                      Shares          $0.001          Each
                                    Par Value

                          [Reverse Side of Certificate]
                         [BORDER IS AROUND CERTIFICATE]

                                   CERTIFICATE
                                       FOR
                                      XXXX
                                     SHARES
                                     OF THE
                                  Capital Stock
                          Mobile Design Concepts, Inc.
                                    ISSUED TO
                            XXXXXXX SPECIMEN XXXXXXX
                                      DATED
                                  XXXXXXXXXXXXX

     For Value Received, XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX hereby sell, assign and transfer unto XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint XXXXXXXXXXXXXXXXXXXXXXXX to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated XXXXXXXXX
     In Presence of

     XXXXXXXXXXXXXXX                    XXXXXXXXXXXXXXX